SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 August 28, 1997



                                VISTA PROPERTIES
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        CALIFORNIA                     0-11890                 13-3179078
(State or other jurisdiction of      (Commission             (I.R.S. Employer
incorporation or organization)       File Number)            Identification No.)

                   411 West Putnam Avenue, Greenwich, CT 06830
                    (Address of principal executive offices)

                                 (203) 862-7000
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name, or former address, if changed since last report)

                                VISTA PROPERTIES


                                 Current Report

                                       on

                                    Form 8-K

Item 5.  Other Events

Presidio Capital Corp. ("PCC" or the "Company"), a British Virgin Islands Corporation and the post-bankruptcy successor to Integrated Resources, Inc. ("Integrated"), disclosed that on August 28, 1997, IR Partners, holder of the outstanding Class B Common Shares of the Company, contributed these shares to an affiliate. Subsequently, Presidio Holding Company, LLC ("PHC"), which had recently acquired 63.1% of the outstanding Class A Common Shares, purchased the interests of this affiliate. After giving effect to such sale, PHC is the owner of approximately 67.55% of the outstanding Common Shares of the Company. In connection with the sale, Charles E. Davidson and Joseph M. Jacobs resigned as Class B directors.

On September 12, 1997, Martin Edelman, Dean Takahashi and Paul Walker, the Class A Directors of the Company resigned and appointed Edward Scheetz, David Hamamoto and David King as their successors. On August 20, 1997, Angelo, Gordon & Co., L.P. and M.H. Davidson & Co. sent a notice to the Company indicating that they were the beneficial owners of a majority of the Shares of the Company not held by "Control Parties". They requested that Jeffrey H. Aronson and Thomas L. Kempner be appointed as directors of the Company effective as of August 20, 1997 or as promptly as practicable thereafter in accordance with the Memorandum of Association of the Company and applicable law.

The Company has filed an application to withdraw its application for a declaratory judgement with respect to a written resolution of PHC dated July 25, 1997.

The Company is engaged in the liquidation and disposition of the assets of Integrated, which were acquired pursuant to the Sixth Amended Plan of Reorganization submitted by the Subordinated Bondholders Committee and the Steinhardt Group. The plan of the reorganization was consummated on November 3, 1994.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                      VISTA PROPERTIES
                                 BY:  IR Vista Realty Corp.
                                      Management General Partner






DATE:   September 19, 1997      BY:   /s/Frederick Simon
                                      ------------------
                                      Frederick Simon
                                      Director and President
                                      (Principal Executive Officer)







DATE:   September 19, 1997      BY:   /s/Jay L. Maymudes
                                      ------------------
                                      Jay L. Maymudes
                                      Vice President, Secretary and Treasurer
                                      (Principal Financial Officer and Principal
                                        Accounting Officer)